THE UNIFIED FUNDS

The Unified Select Series                         Prospectus dated March 1, 1999


         The Unified Select 30 Index Fund seeks to track the performance of the Dow Jones Industrial Average, which is made up of the stocks of 30 companies.

         The Unified Select 500 Index Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

         The Unified Select 2000 Index Fund seeks to track the performance of the Russell 2000 Index, which is made up of stocks of small, generally unseasoned U.S. companies.

         The Unified Select International Equity Index Fund seeks to track the performance of the securities in the Morgan Stanley Capital International Europe, Australia and Far East Index.

         The Unified Select REIT Index Fund seeks to track the performance of the Morgan Stanley REIT Index, which is made up of stocks issued by real estate investment trusts (known as REITs).

         The Unified Select Bond Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index which encompasses U.S. Treasury and agency securities, investment grade corporate bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities.

         The Unified Select Internet Fund seeks long term capital appreciation. The Fund pursues this objective by investing principally in equity securities of Internet companies.

         The Unified Select Money Market Fund seeks current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of money market mutual funds that meet three basic criteria: expense ratios less than 0.50%, upper quartile yield and high investment safety standards.

         The shares offered hereby are not deposits or obligations of any financial institution and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the shares involves investment risks including the possible loss of principal. There can be no assurance that the Unified Select Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Prospectus contains information that you should know before investing in any of the Funds and it should be retained for future reference. A Statement of Additional Information, dated March 1, 1999 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by calling 1-800-408-4682. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

TABLE OF CONTENTS


SUMMARY OF FUND EXPENSES........................3
HIGHLIGHTS......................................4
INVESTMENT OBJECTIVES AND POLICIES..............5
   The Select 30 Index Fund.....................7
   The Select 500 Index Fund....................7
   The Select 2000 Index Fund...................7
   The Select International Equity Index Fund...7
   The Select REIT Index Fund...................8
   The Select Bond Index Fund...................8
   The Select Internet Fund.....................8
   The Select Money Market Fund.................9
INVESTMENT POLICIES AND TECHNIQUES
    AND RISK FACTORS...........................10
NET ASSET VALUE................................17
HOW TO BUY SHARES..............................18
   Minimum Investment..........................18
   Opening an Account..........................18
       By Mail.................................18
       By Wire.................................18
   Subsequent Investments......................19
       By Automated Clearing House (ACH).......19
       By Telephone Order  ....................19
DIVIDENDS AND DISTRIBUTIONS....................19
   Timing of Certain Money Market Fund
       Transactions............................20
EXCHANGE PRIVILEGE.............................20
   By Telephone................................20
   By Mail or Telecopy.........................21
HOW TO REDEEM SHARES...........................21
     By Mail...................................21
       Signatures..............................21
   By Telephone................................21
   Receiving Payment...........................22
   Check Writing (Select Money Market
       Fund Only)..............................22
   Minimum Account Balance.....................22
SHAREHOLDER SERVICES...........................23
THE TRUST AND ITS MANAGEMENT...................23
   Investment Advisory Arrangements............23
       Investment Adviser......................23
   Portfolio Managers' Backgrounds.............23
   Advisory Fees...............................24
   Distribution Services.......................24
       Distributor.............................24
   Administration of the Trust.................24
       Administrator...........................24
       Transfer Agent, Fund Accounting Agent
           and Custodian.......................24
   Portfolio Transactions......................25
THE "V.O.I.C.E."sm PROGRAM.....................25
TAXES..........................................26
   Backup Withholding..........................26
PERFORMANCE INFORMATION........................27
GENERAL INFORMATION............................27


         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Funds' official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

SUMMARY OF FUND EXPENSES

         Shareholders should be aware that the Funds are no-load funds and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Funds. Unlike most other mutual funds, the Funds do not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor do the Funds pay directly any general administrative or other significant operating expenses. The Adviser pays all of the operating expenses of each Fund except brokerage, taxes, interest and extraordinary expenses. The expense information is based on estimated amounts for the current fiscal year.


                           Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)....................................................None
Maximum Sales Load Imposed on Reinvested Dividends
 (as a percentage of offering price)....................................................None
Deferred Sales Load (as a percentage of original
 purchase price or redemption proceeds, as applicable)..................................None
Redemption Fee (as a percentage of amount redeemed if applicable).......................None
Exchange Fee............................................................................None


                         Annual Fund Operating Expenses
                     (As a percentage of average net assets)

                                     Management      12b-1     Servicing   Other      Total
Fund Name                               Fees         Fees       Fees     Expenses   Expenses

Unified Select 30 Index Fund            0.35%        0.00%      0.00%      None       0.35%
Unified Select 500 Index Fund           0.35%        0.00%      0.00%      None       0.35%
Unified Select 2000 Index Fund          0.35%        0.00%      0.00%      None       0.35%
Unified Select Intl. Equity Index Fund  0.35%        0.00%      0.00%      None       0.35%
Unified Select REIT Index Fund          0.35%        0.00%      0.00%      None       0.35%
Unified Select Bond Index Fund          0.35%        0.00%      0.00%      None       0.35%
Unified Select Internet Fund            0.35%        0.00%      0.00%      None       0.35%
Unified Select Money Market Fund        0.35%        0.00%      0.00%      None       0.35%

         Initial investments of less than the required minimum by persons exempt from the minimum investment requirement are subject to a one-time $4.50 administrative charge. See "How to Buy Shares." Wire-transferred redemptions are subject to a $15.00 charge and certain checking transactions may be subject to additional charges. See "How to Redeem Shares."

         The purpose of this table is to assist the investor in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly. For a further description of the various costs and expenses incurred by the Funds, see "The Trust and its Management."


Example:

         An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fund Name                                           1 Year            3 Years
---------                                           ------            -------

Unified Select 30 Index Fund                          $4                $12
Unified Select 500 Index Fund                          4                 12
Unified Select 2000 Index Fund                         4                 12
Unified Select Intl. Equity Index Fund                 4                 12
Unified Select REIT Index Fund                         4                 12
Unified Select Bond Index Fund                         4                 12
Unified Select Internet Fund                           4                 12
Unified Select Money Market Fund                       4                 12

         The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's performance will vary and may result in an actual return greater or less than 5%.

         All of the Funds in the Unified Select Series, from time to time, may invest in other mutual funds (the Index Funds may only invest in other index mutual funds.) To the extent that a Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such other funds, in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that the Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. These expenses will be borne by the Fund, and are not included in the expenses reflected in the table or example above. See "Investment Objectives and Policies -- Investments in Other Mutual Funds."

HIGHLIGHTS

Investment Objectives and Investment Risks

         The Unified Funds (the "Trust") is a family of mutual funds with twelve separate portfolios, each having its own investment objective and policies. This Prospectus is for the eight separate portfolios (the "Funds" or the "Unified Select Series") of the Trust. An investment in the Funds involves investment risks including the possible loss of principal. See "Investment Objectives and Policies" and "Investment Policies and Techniques and Risk Factors."

Liquidity

         Each Fund continuously offers and redeems its shares at the Fund's prevailing net asset value per share. See "How to Buy Shares," "How to Redeem Shares" and "Net Asset Value." The Unified Select Money Market Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

No Sales or Redemption Charges

         There are no commissions, fees or charges by the Trust for the purchase or redemption of shares. Initial investments below the stated minimum, wire-transferred redemptions and certain checking transactions may be subject to additional charges. See "Summary of Fund Expenses," "How to Buy Shares" and "How to Redeem Shares."

Minimum Investment

         A minimum investment of $1,000 is required to open an account, except an IRA account for which the minimum is $500. The minimum investment may also be waived for certain other types of retirement accounts and direct deposit accounts. Subsequent investments must be at least $100, or $50 for an IRA. See "How to Buy Shares."

Investment Adviser

         Unified Investment Advisers, Inc. is the Funds' investment adviser (the "Adviser"). The Adviser directly manages the investment portfolios of the Funds. See "The Trust and its Management."

Retirement Plans and Other Shareholder Services

         The Trust offers retirement plans including a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan 401(k) and IRA accounts, as well as a number of special shareholder services. For information regarding these plans or services, call the Transfer Agent at 1-800-408-4682. See "Shareholder Services."



                   [V.O.I.C.E. Logo]


         The Adviser administers The Unified Funds University and Philanthropic Program pursuant to which the Adviser will make contributions to the general scholarship funds or endowments of certain accredited colleges and universities designated by qualified shareholders of any of the Funds. For information regarding this Program, call the Adviser at 1-800-408-4682. See "The V.O.I.C.E.sm Program" below.

INVESTMENT OBJECTIVES AND POLICIES

         The Trust offers twelve separate Funds, including the eight Funds in the Unified Select Series, each with its own investment objective and policies. While there is no assurance that any Fund will achieve its investment objective, each Fund endeavors to do so by following the investment policies described in this Prospectus. Unless otherwise indicated, the Funds' investment objectives and policies may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in investment objectives or policies becomes effective.

         The following sections are concise descriptions of the Funds and their investment objectives and policies. More information about certain types of investments, investment techniques and risk factors is provided below under "Investment Policies and Techniques and Risk Factors" and in the Statement of Additional Information.

THE UNIFIED SELECT INDEX SERIES

         All of the Funds, except the Select Internet Fund and the Select Money Market Fund, are index funds (the "Select Index Funds" or the "Index Funds"). An index is a group of securities whose overall performance is used as a standard to measure investment performance. Unlike an index, an index fund has operating expenses. Therefore, an index fund--while expected to track its target index as closely as possible--will not be able to match the performance of the index exactly.

         Index portfolios are not actively managed by investment advisors who buy and sell securities based on research and analysis. Instead, a "passively managed" portfolio tries to match, as closely as possible, the performance of a target index by holding either all--or a representative sample--of the securities in the index. Indexing appeals to many investors because of its simplicity (indexing is a straight forward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index portfolio is expected to move in the same direction--up or down--as its target index); low cost (index funds do not have many of the expenses of an actively managed fund--such as research--and keep trading activity--and, thus, brokerage commissions--to a minimum); and low realization of capital gains.

         As an alternative to holding all of the securities in the relevant index, each Index Fund (except the Select 30 Index Fund) may select stocks through a "sampling" technique in which the Fund selects a sampling of stocks that will approximate the index in terms of industry, size and other characteristics (such as projected earnings, financial strength and debt). For example, if 10% of the index were made up of utility stocks, the Fund would invest 10% of its assets in utility stocks of the index with similar characteristics. Such a sampling technique is expected to be an effective means of substantially duplicating the performance of each index. The performance and structure of each Index Fund versus that of its respective index is monitored regularly. If significant structural differences develop, the Fund is rebalanced to bring it in line with the index.

         In addition, each Index Fund may invest in other types of securities that the Adviser believes will assist the Fund in tracking all or part of the relevant index, facilitate trading or reduce transaction costs. These securities may be other mutual funds that attempt to replicate the relevant index (i.e., other index funds). A mutual fund in which a Fund invests will not necessarily own all of the securities of the relevant index, although it is expected that it will own a sufficient number to be representative. See "Investment in Other Mutual Funds" below. These securities may also include publicly traded index securities (such as S&P Depositary Receipts ("SPDRs"), DIAMONDS and similar instruments on other indices) and various option transactions. See "Investment Policies and Techniques and Risk Factors." It is anticipated that each Index Fund will invest primarily in the other types of securities described above until the Fund reaches sufficient size and it becomes practical to invest directly in the common stocks comprising the relevant index.

         Each Fund may invest in money market instruments of the types described below under "The Unified Select Money Market Fund" at any time to maintain liquidity or pending selection of investments in accordance with its policies.

         The Dow Jones Industrial Average is a trademark of Dow Jones & Company, Inc.; the Morgan Stanley REIT Index and the Morgan Stanley Capital International Europe, Australia and Far East Index are trademarks of Morgan Stanley Capital International; the Standard & Poor's 500 Composite Stock Price Index is a trademark of Standard & Poor's Corporation; the Russell 2000 Index is a trademark of Frank Russell Company; and the Lehman Brothers Aggregate Bond Index is a trademark of Lehman Brothers, Inc. None of the Funds are sponsored by, nor affiliated with, Dow Jones & Company, Inc., Morgan Stanley Capital International, Standard & Poor's Corporation, Frank Russell Company or Lehman Brothers, Inc. (the "Index Owners"). The Index Owners make no representation or warranty, express or implied, to investors in the Funds or any member of the public regarding the advisability of investing in a Fund or in securities generally or the ability of the applicable index to track market performance.

The Unified Select 30 Index Fund

         The Unified Select 30 Index Fund seeks to track the performance of the Dow Jones Industrial Average ("DJIA"), which is made up of the stocks of 30 companies. The companies in which the Fund invests have a large market capitalization (in excess of $1.0 billion), an established history of earnings and dividend payments, a large number of publicly held shares, high trading volume, and a high degree of liquidity. Under normal circumstances, the Fund will limit its investments to the equity securities of the 30 companies that comprise the DJIA. The DJIA is an average of the stock prices of thirty top U.S. industrial corporations. It is popularly viewed as the principal stock market indicator and a barometer of investor confidence. The Fund tracks the DJIA by seeking to invest more than 95% of the Fund's total assets in the common stock of the 30 companies that comprise the index, in the same proportion as those stocks have in the index. Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the DJIA.

The Unified Select 500 Index Fund

         The Unified Select 500 Index Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), which emphasizes stocks of large U.S. companies. The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. These 500 widely-traded stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times its shares outstanding. The S&P 500 is often used as an overall measure of stock market conditions. Under normal circumstances, the Fund's portfolio will approximate the composition of the S&P 500 or contain a sampling of stocks which the Adviser believes will approximate the performance of the S&P 500. (See the description of "sampling" provided above.) Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the S&P 500.

The Unified Select 2000 Index Fund

         The Unified Select 2000 Index Fund seeks to track the performance of the Russell 2000 Index (the "Russell 2000"), which is made up of stocks of small, generally unseasoned U.S. companies. The Russell 2000 is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks included in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The common stocks included in the Russell 2000 comprise approximately 10% of the U.S. equity market as measured by market capitalization. Under normal circumstances, the Fund's portfolio will approximate the composition of the Russell 2000 or contain a sampling of stocks which the Adviser believes will approximate the performance of the Russell 2000. (See the description of "sampling" provided above.) Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the Russell 2000.

The Unified Select International Equity Index Fund

         The Unified Select International Equity Index Fund seeks to track the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index (the "EAFE"). The EAFE is a broad-based market capitalization weighted index currently composed of more than 1,100 securities in twenty countries. Fourteen European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) constitute approximately 55% of the EAFE. Six Asian/Pacific countries (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore) account for the remaining 45%.

         Under normal circumstances, the Fund's portfolio will approximate the composition of the EAFE or contain a sampling of stocks which the Adviser believes will approximate the performance of the EAFE. (See the description of "sampling" provided above.) In order to track the performance of the EAFE Index, the proportion of the Fund's assets invested in each country will approximate the weight of each country in the EAFE Index. Therefore, more than 25% of the portfolio's assets may be invested in a single country, making the Fund's performance more dependent upon the political and economic circumstances in that country. Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the EAFE. For more information regarding investments in foreign securities, see "Foreign Securities" below.

The Unified Select REIT Index Fund

         The Unified Select REIT Index Fund seeks to track the performance of the Morgan Stanley REIT Index (the "REIT Index"), a benchmark of U.S. property trusts, which is made up of stocks issued by real estate investment trusts (known as REITs). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. The REIT Index is made up of the stocks of all publicly traded equity REITs (except health care REITs) that meet certain criteria. For example, to be included in the REIT Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. Under normal conditions, the Fund's portfolio will approximate the composition of the REIT Index or contain a sampling of stocks which the Adviser believes will approximate the performance of the REIT Index. (See the description of "sampling" provided above.) Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the REIT Index.

         The Fund is not intended to be a complete investment program. The concentration of the Fund's investments in the real estate industry will subject the Fund to risks in addition to those that apply to the general equity market. Economic, legislative or regulatory developments may occur which significantly affect the entire real estate industry and thus may subject the Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. For more information about investments in REITs, see "Real Estate Investment Trusts" below.

The Unified Select Bond Index Fund

         The Unified Select Bond Index Fund seeks to track the investment performance of the Lehman Brothers Aggregate Bond Index (the "Bond Index"), a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

         The Fund will be unable to hold all of the individual issues which comprise the Bond Index because of the large number of securities involved. In an effort to duplicate the investment performance of the Bond Index, the Fund's portfolio will contain a sampling of fixed income securities which the Adviser believes will approximate performance of the Bond Index. Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the Bond Index. (See the description of "sampling" provided above.)

The Unified Select Internet Fund

         The Unified Select Internet Fund seeks long term capital appreciation. The Fund pursues this objective by investing principally in equity securities of Internet companies. The Internet is a global network of computers that allows users to quickly and easily share information and conduct business. Users of the Internet include commercial and professional organizations, educational institutions, government agencies, and consumers. The Internet is used to communicate electronically, access and share information, and conduct business. The "Internet industry" includes companies from various sectors, including Internet access providers, companies that develop software tools to access the Internet and facilitate secure Internet transactions, and companies that manufacture personal computers and other hardware used in conjunction with the Internet. The Internet industry also includes companies engaged in electronic commerce, publishing companies that provide information about the Internet, and companies that supply information, such as games, music and video, on the Internet. The types of companies that comprise the Internet industry will change as technology and applications change.

         The Fund may invest in established companies that have successfully implemented Internet strategies, companies which have captured a leadership position in an established sector of the Internet industry, and companies engaged in older technologies when the Adviser believes that these companies may successfully integrate existing technology with new emerging technologies. The Fund may also invest in emerging companies that are part of the Internet industry. All securities of companies in the Internet industry are subject to the risk factors described below. The Fund will invest primarily in U.S. equity securities but may invest in other types of securities, including index funds, and use various investment techniques. See "Investment Policies and Techniques and Risk Factors" for a more detailed discussion of the Fund's investment practices.

         Your investment in the Fund is subject to special risks because the Fund concentrates its investments in the Internet industry. The Internet industry is subject to a rate of technological change that is generally higher than other industries, often requiring extensive and sustained investment in research and development, and exposing companies in the industry to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have a material effect on the products and services of this industry. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of companies in the industry. Because of its narrow industry focus, the Fund's performance is closely tied to any factors which may affect the Internet industry and, as a result, is more likely to fluctuate than that of a fund which is invested in a broader range of industries. The Fund is not a complete investment program.

         If the Adviser determines that an appropriate Internet index has become available, the Fund may seek to achieve its objective by tracking the performance of the Internet index. If the Fund tracks an Internet index

o Under normal circumstances, the Fund's portfolio will approximate the composition of the index or contain a sampling of stocks which the Adviser believes will approximate the performance of the index. (See the description of "sampling" provided above.)

o Initially, and from time to time, the Fund will invest in other index mutual funds that attempt to replicate the index.

o As used in this Prospectus, the term "Index Fund" will include the Fund, and the investment policies and techniques described in connection with the Index Funds will apply to the Fund.

The Unified Select Money Market Fund

         The Unified Select Money Market Fund seeks current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of money market mutual funds that meet three basic criteria: expense ratios less than 0.50%, upper quartile yield and high investment safety standards. The Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so. The Fund will invest predominantly in other money market mutual funds, but may also invest in the short-term money market instruments that those money market funds hold, such as:

o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; notes, bonds, and discount notes of U.S. government agencies or instrumentalities;

o short-term corporate debt instruments (including commercial paper and variable rate demand notes) which mature in 270 days or less;

o domestic and foreign issues of corporate debt obligations having floating or fixed rates of interest and having remaining maturities of less than 13 months;

o    bank instruments described below under "Bank Instruments";

o other short-term investments of a type which the Adviser determines presents minimal credit risks and which are of "high quality" as determined by a nationally recognized statistical rating organization, or, in the case of an instrument that is not rated, of comparable quality in the judgment of the Adviser; and

o    repurchase agreements collateralized by eligible investments.

         The Fund, like most other money market mutual funds, may invest only in securities that, at the time of purchase, have a remaining maturity of less than 13 months and that are "eligible securities" as defined by regulations of the Securities and Exchange Commission. "Eligible securities" generally include securities rated in one of the two highest categories by at least two nationally recognized statistical rating organizations (or by one such rating agency if only one has issued a rating) or, if unrated, are determined to be of comparable quality by the Adviser pursuant to policies approved by the Board of Trustees. If the Fund purchases an eligible security and its rating is subsequently downgraded so that the security is no longer of high quality, the Fund will consider and take appropriate action, which may include divesting the security. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.

INVESTMENT POLICIES AND TECHNIQUES AND RISK FACTORS

         This section describes certain types of investments, investment techniques and investment policies and limitations of the Funds. This section also includes information about the risk factors associated with the investments and investment techniques. The risks of each Fund depend upon many factors. For the Funds that invest principally in equity securities, these factors include, among others, the Fund's investment objective, the types of equity securities held and the financial position of the issuers of these securities. For the Funds that invest principally in debt securities, these factors include, among others, the Fund's investment objective, the average duration of the Fund's portfolio, credit quality of the securities held and interest rate movements. For further information, see the Statement of Additional Information.

Equity Securities

         The Funds (except the Select Bond Index Fund and the Select Money Market Fund) may invest, when applicable to their investment objective, in equity securities, including common stocks, preferred stocks, convertible securities, warrants and rights, which may be denominated in U.S. dollars or in foreign currencies. Small capitalization issues and emerging growth company securities, in particular, may be subject to wider price fluctuations and may be more illiquid than the stock market as measured by popular indices. Equity securities include S&P Depository Receipts ("SPDRs"), DIAMONDS and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the price of SPDRs track the movement of the index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the DJIA.

         Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of a Fund with equity securities in its portfolio will fluctuate.

Small Capitalization Companies

         The Unified Select 2000 Index Fund will invest primarily, and the Unified Select Internet Fund may invest extensively, in small capitalization companies. Companies with small market capitalization may experience higher growth rates and higher failure rates than do larger capitalization companies. Small capitalization companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Real Estate Investment Trusts ("REITs")

         The Unified Select REIT Index Fund intends to invest primarily in REITs. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages.

         Economic, legislative or regulatory developments may occur which significantly affect the entire real estate industry and thus may subject the Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

         Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

Bank Instruments

         The Select Money Market Fund may invest in time deposits (including savings deposits and certificates of deposit), deposit notes and bankers acceptances in commercial banks or savings associations whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured financial institutions or who have at least $100 million in capital. These instruments may also include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The banks issuing these instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information.

Corporate Debt Obligations

         The Select Bond Index Fund and Select Money Market Fund may invest to varying extents in fixed rate corporate debt obligations. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating interest rates. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

         Many corporate debt obligations permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if a Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

Other Corporate Debt Obligations

         The Select Bond Index Fund and Select Money Market Fund may also invest in other corporate debt obligations, including those described below.

         Floating Rate Obligations. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

         Variable Rate Demand Notes. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest index or a stated percentage of a prime rate or another published rate. Many variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

Mortgage-backed Securities

         The Select Bond Index Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks.

         The Fund may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Fund may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government. Mortgage securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market values of the securities are not guaranteed and may fluctuate.

         Zero Coupon Securities. The Select Bond Index Fund may invest in corporate zero coupon securities. Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance.

Investments in Other Mutual Funds

         All of the Funds may invest to some extent in the securities of other open-end registered investment companies ("mutual funds"), and may invest up to 100% of their assets in other mutual funds. Each Index Fund will invest only in other mutual funds that attempt to replicate the Fund's respective index. The funds of the Trust, considered together, may not invest in more than 3% of the outstanding voting securities of any one mutual fund. The foregoing limitation is not applicable to investment company securities acquired as part of a merger, consolidation, reorganization or other acquisition.

         The Trust believes that investing in other mutual funds will provide the Funds with opportunities to achieve greater diversification of portfolio securities and investment techniques than the Funds could achieve by investing in individual securities. . Each Fund will normally invest only in other mutual funds that do not impose up-front sales loads or deferred sales loads or redemption fees. If a Fund invests in a mutual fund that normally charges a sales load, it will use available sales load waivers and quantity discounts to eliminate the sales load. However, the Funds may invest in funds that have 12b-1 plans or shareholder services plans which permit the funds to pay certain distribution and other expenses from fund assets. To the extent that a Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such funds in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that a Fund invests in other mutual funds, the Fund will incur higher expenses, many of which may be duplicative. (For example, the Unified Select Money Market Fund pays the Adviser a fee of 0.35% of its average net assets to manage its investment portfolio of other mutual funds, each of which pays its own investment adviser a fee to manage its own portfolio securities).

         The Funds are independent from any of the other mutual funds in which they invest and have little voice in or control over the investment practices, policies or decisions of those funds. If a Fund disagrees with those practices, policies or decisions, it may have no choice other than to liquidate its investment in that fund, which can entail further losses. However, a mutual fund is not required to redeem any of its shares owned by another mutual fund in an amount exceeding 1% of the underlying fund's shares during any period of less than 30 days. As a result, to the extent that a Fund owns more than 1% of another mutual fund's shares, the Fund may not be able to liquidate those shares in the event of adverse market conditions or other considerations.

Asset-Backed Securities

         The Unified Select Money Market Fund may invest in mortgage related asset-backed securities that are considered U.S. government securities. Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

         Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

         The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Foreign Securities

         The Select International Equity Index Fund will invest in foreign securities and the Select Money Market Fund may invest in foreign securities, including foreign securities not publicly traded in the United States.

         Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation and nationalization, confiscatory taxation, reduced levels of government regulation of securities markets, currency fluctuations and restrictions on, and costs associated with, the exchange of currencies, withholding taxes on interest, limitations on the use or transfer of assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of a default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issues; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

         The Select International Equity Index Fund may invest in World Equity Benchmark Shares ("WEBS"). Each WEBS share represents a broad portfolio of publicly traded stocks in a selected country, through a WEBS Index Series currently covering selected equity markets. Each WEBS Index Series seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") index. MSCI Indices are leading country index benchmarks, widely used by U.S.
investors for their international investments.

         Foreign Currency Transactions. The Select International Equity Index Fund, when applicable to its investment objectives, may enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

         The Select International Equity Index Fund, when applicable to its investment objectives, may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars.
Although foreign currency transactions may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

U.S. Government Obligations

         The Select Bond Index Fund and the Select Money Market Fund may invest in U.S. government obligations. These securities are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities, because it is not obligated to do so.

Repurchase Agreements

         Each Fund may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with FIRSTAR Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

Options Transactions

         Each Fund (except the Select Money Market Fund) may purchase put and call options, write (sell) covered put and call options on their respective stock indices and engage in related closing transactions. An option on a stock index gives the holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         To cover the potential obligations involved in writing option transactions, the Fund will either own a position opposite to the option or hold a portfolio of stocks substantially replicating the movement of the index or, to the extent the Fund does not own such a position or hold such a portfolio, will segregate with the Custodian high grade liquid debt obligations equal to the market value of the stock index option, marked to market daily. Risks associated with writing options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as exposure to an indeterminate liability. Risks associated with purchasing options include the loss of the premium if the option is not exercised. It is not the Adviser's intention to buy options for speculative purposes, or to write options on an uncovered or unhedged basis.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Options may fail as hedging techniques when price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Accordingly, successful use by each Fund of options on stock indices will be subject to the Adviser's ability to predict correct movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist.

         Each of the Funds, when applicable to its particular investment objective (except the Select Money Market Fund), may attempt to hedge all or a portion of its portfolio by buying put options on portfolio securities. The Funds may also write covered call options on portfolio securities to attempt to increase current income. Each Fund may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options.

         A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

         Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets, and a wider range of expiration dates and exercise prices, than are exchange traded options. The Funds intend to treat OTC options as illiquid securities.

Temporary Investments

         The Select Internet Fund may invest temporarily in cash or short money market instruments during times of unusual market conditions for defensive purposes, without limitation. These temporary investments may include the instruments described above under "The Unified Select Money Market Fund." The Fund may also invest in these instruments temporarily to maintain liquidity in anticipation of favorable investment opportunities.

General

         In order to generate additional income, each Fund may lend portfolio securities on a short-term or a long-term basis up to 5% of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Select 500 Index Fund and Select 2000 Index Fund may invest up to 5% of their assets in the following: warrants, convertible securities, swap agreements, stock futures and options contracts. The Select International Equity Index Fund may invest up to 5% of its assets in stock futures and options contracts.

Portfolio Turnover

         Each Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. Each of the Funds intends to make investments based on long-term investment considerations as opposed to short-term trading. However, each Fund may take advantage of opportunities for short-term profits as they arise. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities, and results in the acceleration of realization of capital gains or losses for tax purposes. The Funds cannot accurately predict their portfolio turnover rates, but it is anticipated that each Fund's annual turnover rate generally will not exceed 100% (excluding the Select Money Market Fund, which must invest in short-term instruments).

NET ASSET VALUE

         Net asset value per share (the price at which shares are purchased and redeemed) is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each business day the Exchange is open for business. Net asset value per share of the Select Money Market Fund is also determined as of 12:00 noon (Eastern time) on such days. Each Fund's net asset value per share is determined by dividing the sum of the market value of all securities and all other assets of the applicable Fund, less liabilities of the Fund, by the number of the Fund's shares outstanding.

         The net asset value per share will fluctuate for each Fund other than the Select Money Market Fund. The portfolio securities of the Select Money Market Fund are valued utilizing the amortized cost method of valuation, which normally approximates market value, and which is intended to result in a constant net asset value of $1.00 per share. Although every effort is made to maintain the net asset value of the Select Money Market Fund at $1.00 per share, there can be no assurance that this constant net asset value will be maintained at all times. For example, in the event of rapid and sharp increases in current interest rates, a national credit crisis, or a default by one or more of the issuers of the Fund's portfolio securities, then it is possible that the Fund's net asset value could decline below $1.00 per share.

HOW TO BUY SHARES

         Shares of each Fund are sold every day the New York Stock Exchange is open for business, at the applicable Fund's net asset value per share next calculated after receipt of the purchase order in proper form. The Trust reserves the right to reject any purchase request. Investors may be charged a fee if they effect transactions through a broker or agent.

Minimum Investment

         The minimum initial investment in each Fund is $l,000, except an IRA for which the minimum initial investment is $500. The minimum investment may also be waived for certain other types of retirement accounts and direct deposit accounts. Minimum investments for certain other types of retirement accounts and direct deposit accounts may be different. See "Shareholder Services."

Opening An Account

         An account may be opened by mail or bank wire, as follows:

         By Mail.  To open a new account by mail:

o Complete and sign the account application. (Be sure to specify the name of the Fund(s) in which an investment is made.)

o        Enclose a check payable to each Fund specified in the application.

o Mail the application and the check to the Fund's Transfer Agent, Unified Fund Services, Inc. (the "Transfer Agent") at the following address: The Unified Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110.

         By Wire. To open a new account (or to open an additional account in a different Fund) by wire, call the Transfer Agent at 1-800-408-4682. A representative will assist you to obtain an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

                  FIRSTAR Bank, N.A.
                  ABA # 04-20000-13
                  Attention:  Name of Fund
                  Credit Account # 483616769
                  Account Name _______________(write in shareholder name) For Account #________________(write in account number)


         The order is considered received when FIRSTAR Bank, N.A., the Trust's custodian (the "Custodian"), receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account -- By Mail" above. The Trust will not permit redemptions until the Transfer Agent receives the application in proper form. Financial institutions may charge a fee for wire transfers.

Subsequent Investments

         Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA, which must be in amounts of at least $50. Additional purchases may be made:

o By sending a check, made payable to the applicable Fund, to The Unified Funds, [Name of Fund], P.O. Box 640689, Cincinnati, Ohio 45264-0689. The Trust will charge a $15 fee against a shareholder's account for any check returned for insufficient funds. The shareholder also will be responsible for any losses suffered by the Trust as a result.

o By wire to the applicable Fund account as described above under "Opening an Account -- By Wire." Shareholders should call the Transfer Agent at 1-800-408-4682 before wiring funds.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

o    By telephone order, as described below.

          By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly between an account with a financial institution and the applicable Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-408-4682. Allow at least two weeks for preparation before using ACH. To order a purchase or redemption by ACH, call the Transfer Agent at 1-800-408-4682. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH transactions are completed approximately two business days following the placement of the transfer order.

         ACH may be used to make direct deposits into a Fund account of part or all of recurring payments made to a shareholder by his or her employer
(corporate,   federal,   military,   or  other)  or  by  the   Social   Security
Administration.

         By Telephone Order. Once an account is open, shares may be purchased at a certain day's price by calling the Transfer Agent at 1-800-408-4682, before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on that day. Orders must be for $1,000 or more and may not be for an amount greater than twice the value of the existing account at the time the order is placed. Payment by check or wire must be received within three business days after the order is placed, or the order will be canceled and the shareholder will be responsible for any resulting loss to the Fund. Payment of telephone orders by check may not be mailed to the Transfer Agent's P.O. Box address herein, but must be mailed to the Transfer Agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204. Payment must be accompanied by the order number given at the time the order is placed. A written confirmation with complete purchase information will be sent to the shareholder of record shortly after payment is received.

DIVIDENDS AND DISTRIBUTIONS

         The Select 500 Index Fund, the Select 2000 Index Fund, the Select Internet Fund, and the Select International Equity Index Fund declare and pay dividends on an annual basis. The Select 30 Index Fund and the Select REIT Index Fund declare and pay dividends on a quarterly basis. The Select Bond Index Fund declares and pays dividends on a monthly basis. The Select Money Market Fund declares and pays dividends on a daily basis.

         Each Fund makes distributions of any net realized long-term capital gains at least once every twelve months. Dividends and distributions are automatically reinvested in additional shares on payment dates at the ex-dividend net asset value, unless cash payments are requested on the account application or in writing to the Transfer Agent. If cash payments are requested with respect to the Select Money Market Fund, daily dividends will accumulate and be paid at the end of each month, as requested in writing. All shareholders on the record date are entitled to the dividend.

         If an order for shares is received on a business day prior to receipt of wire payment, shares purchased by wire begin earning dividends on the business day wire payment is received by the Transfer Agent. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted into federal funds. Shares earn dividends through the business day that proper written redemption instructions are received by the Transfer Agent. Certain transactions in the Select Money Market Fund are treated differently, as described below.

Timing of Certain Money Market Fund Transactions

         The Select Money Market Fund has two transaction times each day, at 12:00 noon (Eastern time) and the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). New investments represented by federal funds or bank wires received by the Custodian prior to 12:00 noon are paid the full dividend for that day; new investments received after 12:00 noon do not begin to receive daily dividends until the next day. Redemption orders received prior to 12:00 noon are effected at 12:00 noon, and the redemption proceeds are normally available that day. Redemption orders received after 12:00 noon are effected at the close of regular trading on the New York Stock Exchange, and the redemption proceeds are normally remitted the next business day. Redemption orders received at any time during a day do not earn that day's dividend.

EXCHANGE PRIVILEGE

         Shares of any fund may be exchanged for shares of any other fund of the Trust at net asset value, without any additional charges. The shares exchanged must have been registered in the shareholder's name for at least five days prior to the exchange request, and must have a net asset value which at least meets the minimum investment required for the fund into which the exchange is being made.

         Exchange requests may be made by telephone or in writing. Exchanges will be effected at the respective net asset values per share of the funds involved, next determined after the exchange request is received in proper form. If an exchange request is received by the Transfer Agent in proper form on a Trust business day before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), the exchange will be effected that day. An exchange of shares purchased by check will be delayed until the check has been converted into federal funds and redemption proceeds are available for purchase of the newly acquired shares, which could take up to 15 calendar days.

         By Telephone. Exchange requests may be made by telephone by calling the Transfer Agent at 1-800-408-4682. Exchange requests made by telephone will be effected only if (1) the shareholder's existing account has authorized telephone redemption privileges (see "How to Redeem Shares -- By Telephone" below) and (2) no account information will change as a result of the exchange. The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange requests may be recorded.

         By Mail or Telecopy. Exchange requests made in writing should be sent to The Unified Funds c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110. A written request to exchange shares having a net asset value of less than $5,000 may be sent by telecopy, by first calling the Transfer Agent at 1-800-408-4682. Regardless of whether the request is sent by mail or by telecopy, the request must be signed exactly as the shareholder's name appears on the Trust's account records. If the shares to be exchanged have a net asset value of $5,000 or more, the request must be mailed, and all signatures must be properly guaranteed as described below under "How to Redeem
Shares -- Signatures." If shares are to be exchanged into a new account registered in a different name, or if any account information will change as a result of the exchange, a separate account application must be received by the Transfer Agent by mail before the exchange may be effected.

         The exchange privilege is designed to accommodate changes in shareholder investment objectives. It is not designed for frequent trading in response to short-term market fluctuations. Accordingly, the Trust reserves the right to limit a shareholder's use of the exchange privilege. The exchange privilege may be modified or terminated at any time.

         Any exchange involves a redemption of shares of one fund and an investment of the redemption proceeds in shares of another fund. Before requesting an exchange, a shareholder should read carefully the parts of the Prospectus describing the fund into which the exchange will be made. Also, an exchange is treated for federal income tax purposes as a sale of the shares given in exchange, and the shareholder may realize a taxable gain or loss on the exchange.

HOW TO REDEEM SHARES

         Shares of each Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their net asset value next determined after the Transfer Agent receives the redemption request in proper form. Redemption requests may be made by mail or by telephone.

         By Mail. A shareholder may redeem shares by mailing a written request to The Unified Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

         Signatures. Shareholders requesting a redemption of $5,000 or more, or a redemption of any amount payable to a person other than the shareholder of record or to be sent to an address other than that on record with the Trust, must have all signatures on written redemption requests guaranteed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signatures guaranteed by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its Transfer Agent reserve the right to amend these standards at any time without notice.

         Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

         By Telephone. You may also redeem shares by telephone by calling the Transfer Agent at 1-800-408-4682. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-408-4682.

         Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged for outgoing wires.

         Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

         The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, redemption by mail should be considered.

Receiving Payment

         The Trust normally will make payment for all shares redeemed within three business days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. A requested wire of redemption proceeds normally will be effected the following business day, but in no event more than three business days, after receipt of the redemption request in proper form. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares are not available, and the shares may not be exchanged, until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Check Writing (Select Money Market Fund Only)

         Under the Select Money Market Fund's check writing service, shareholders of the Fund may write checks payable to any payee in any amount of $250 or more. There is no check writing privilege for the non-money market Funds. A shareholder with check writing privileges may present for payment three checks per month free of charge; additional checks will result in a charge of $0.30 per check. Daily dividends will continue to accrue on the shares redeemed by check until the day the check is presented for payment.

         The Check Writing Privileges section of the account application must be completed in order to initiate check writing privileges. For existing accounts, check writing privileges may be initiated by sending a written request to the Transfer Agent with all signatures guaranteed. A book of checks will be sent to the shareholder of record upon the Transfer Agent's receipt of the request.

         A check should not be used to close out an account with the Fund because the balance of the account will continue to increase by the amount of daily dividends until the check is presented for payment. The Transfer Agent may impose a charge for checks returned unpaid for insufficient funds or for effecting stop-payment instructions.

Minimum Account Balance

         Due to the high cost of maintaining accounts with low balances, the Trust may involuntarily redeem shares in any account, and pay the proceeds to the shareholder, if the account balance falls below a required minimum value of $1,000 ($500 for an IRA) due to shareholder redemptions. This requirement does not apply, however, if the balance falls below the minimum because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement. The Transfer Agent reserves the right and may charge shareholders an administrative fee to cover the cost of maintaining and properly servicing lost accounts and accounts with balances below the required minimums.

SHAREHOLDER SERVICES

         Each time shares are purchased or redeemed, a statement will be mailed showing the details of the transaction and the number and value of shares owned after the transaction. Share certificates are not issued. Financial reports showing investments, income and expenses of the Funds are mailed to shareholders semi-annually. After the end of each year, shareholders receive a statement of all their transactions for the year.

         The Trust provides a number of plans and services to meet the special needs of certain investors, including (1) an automatic investment plan, (2) a payroll deduction plan, (3) a systematic withdrawal plan to provide monthly payments, (4) retirement plans such as IRA and 403(b), and (5) corporate pension and profit sharing plans, including a 401(k) plan. Brochures describing these plans and related charges and account applications are available from the Transfer Agent by calling 1-800-408-4682.

THE TRUST AND ITS MANAGEMENT

         The Unified Select Series consists of eight portfolios of the Unified Funds (the "Trust"). The Trust is an Ohio business trust authorized to offer separate series and classes of shares of beneficial interest. The Trust, which was organized on November 20, 1997, is the successor to the operations of The Vintage Funds. At the date of this Prospectus, the Trust has established each of the eight Funds described herein and the four Funds described in a separate Prospectus as a separate series of its shares. The Trust's offices are at 431 North Pennsylvania Street, Indianapolis, Indiana 46204. The business affairs of the Trust are under the direction of its Board of Trustees.

Investment Advisory Arrangements

         Investment Adviser. Unified Investment Advisers, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 ("the Adviser"), serves as the Trust's investment adviser. The Adviser supervises and assists in the management of the Funds under a Management Agreement between the Adviser and the Trust, subject to the overall authority of the Board of Trustees.

         The Adviser was organized in December 1994 and is a registered investment adviser. It has no prior operating history and does not act as the investment adviser to any other investment companies. The Adviser is a wholly owned subsidiary of Unified Financial Services, Inc. Unified Financial Services is also the parent of Unified Management Corporation (the Funds' Distributor) and Unified Fund Services, Inc. (the Funds' transfer agent, fund accountant, administrator and shareholder services agent).

Portfolio Managers' Backgrounds

         Jack R. Orben and Dr. Gregory W. Kasten, portfolio managers at the Adviser, are the portfolio managers for the Unified Select Series. Mr. Orben has been the Chairman of Fiduciary Counsel, a registered investment adviser that manages approximately $450 million in assets, since 1979. Prior to that time, he was President of Orben & Associates, Inc., an investment consultant to bank trust departments. Since 1979, Mr. Orben has been a member of Fiduciary Counsel's Investment Policy Committee and Chairman of its Executive Committee. Mr. Orben graduated from Tufts University in 1960, and has nearly 25 years of investment experience.

         Dr. Gregory W. Kasten has served as president of Health Financial, Inc. since 1986. Prior to 1994, Dr. Kasten practiced medicine with Anesthesia Associates, PSC, Lexington, Kentucky. Dr. Kasten has completed the two year program from the Denver College of Financial Planning and is a Certified Financial Planner. Dr. Kasten has also completed the two year program from the American Society of Pension Actuaries, and he received from that program the Certificate of Pension Consultant designation. In 1990, he received his M.B.A. in Finance from the University of Kentucky.

Advisory Fees

         Each Fund in the Unified Select Series pays the Adviser an annual management fee, payable monthly, based on its average daily net assets. The fee is equal to 0.35% of each Fund's average daily net assets. The Adviser pays all of the operating expenses of the Funds except brokerage, taxes, interest and extraordinary expenses.

Distribution Services

         Distributor. Unified Management Corporation (the "Distributor"), 431 North Pennsylvania Street, Indianapolis, Indiana 46024, acts as each Fund's distributor pursuant to a Distribution Agreement with the Trust. The Distributor is a subsidiary of Unified Financial Services, Inc.

Administration of the Trust

         Administrator. Unified Fund Services, Inc., 431 North Pennsylvania St., Indianapolis, Indiana 46204, serves as the Trust's administrator (the "Administrator"). Pursuant to a Mutual Fund Services Agreement with the Trust, the Administrator provides certain administrative personnel and services (including administration, transfer agency and fund accounting services) necessary to operate the Funds. For its services, the Administrator receives from the Adviser an annual fee, payable monthly, based on each Fund's average daily net assets. The fee is equal to 0.12% of the average daily net assets for Funds in the Unified Select Series.

         The Glass-Steagall Act limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the services. State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Transfer Agent, Fund Accounting Agent and Custodian

         Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110, acts as the Trust's transfer agent (the "Transfer Agent") and fund accounting agent.

         FIRSTAR Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, acts as the Trust's custodian. General correspondence to the Custodian should be addressed to FIRSTAR Bank, N.A., P.O. Box 1038, Location 6118, Cincinnati, Ohio 45201. Share purchase orders mailed directly to the custodian (See "How to Buy Shares -- Subsequent Investments") should be addressed to The Unified Funds, [Name of Applicable Fund], P.O. Box 640689, Cincinnati, Ohio 45264-0689.

Portfolio Transactions

         The Adviser selects the firms that effect brokerage transactions for their respective Funds, subject to the overall direction and review of the Adviser and the Board of Trustees. The initial criterion that must be met by the Adviser in selecting brokers and dealers is whether the firm can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking the best combination of price and execution, the Adviser evaluates the execution capability of the firms and the services they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, and general operational and financial condition.

         Subject to this primary objective, the Adviser may select for brokerage transactions those firms which furnish brokerage and research services to the Funds, or the Advisers. The Adviser may also give consideration to firms that have sold Fund shares. The Board of Trustees has authorized the Funds to pay brokerage commissions to firms that are affiliated with the Adviser subject to the foregoing criteria.



             [V.O.I.C.E. logo]


         The Adviser has established The Unified Funds University and Philanthropic Program (the "Program"), entitled "V.O.I.C.E."sm (Vision for Ongoing Investment in Charity and Education)sm pursuant to which the Adviser will make donations from its own income to certain accredited college or university endowments or general scholarship funds ("Eligible Institutions") designated by qualified shareholders. Philanthropic institutions outside of the area of education may be proposed by qualifying shareholders and may, at the sole discretion of the Adviser, be accepted for inclusion as an Eligible Institution.

         All Unified Select Series Funds' shareholders maintaining an average annualized aggregate net asset value of $25,000 or more over the period of an entire calendar quarter ("Qualified Shareholders") will be qualified to designate one or more Eligible Institutions to receive a donation under the Program with respect to that period. A shareholder making an initial investment of $25,000 or more in Fund shares may designate one Eligible Institution on the V.O.I.C.E.sm Program Application. A shareholder making an initial investment of $1,000,000 or more (or maintaining that amount for an entire quarterly period) may designate one additional Eligible Institution for each $l,000,000 invested (or maintained for such period).

         The Adviser will donate, on a quarterly basis, from its own income an amount equal to 0.25% of the average daily aggregate net asset value of the shares owned by the Qualified Shareholder for the preceding quarterly period. This donation will be made on a quarterly basis for so long as the average daily aggregate net asset value of the shares owned by the Qualified Shareholder remains above $25,000 for the applicable quarterly period. Donations will be made by the Adviser in the name of the Qualified Shareholder to the Eligible Institution(s) designated by the Qualified Shareholder. However, while the donation will be made in the Qualified Shareholder's name, the Qualified Shareholder will not be entitled to any tax deductions for such donation.

         All Qualified Shareholders desiring to change their designated Eligible Institution(s) may do so twice a year, in January and July. If a Qualified Shareholder was entitled to designate, and did designate, more than one Eligible Institution, the amount donated will be allocated according to the percentages designated on the V.O.I.C.E.sm Program Application.

         Donations will be made by the Adviser from its own income and, therefore, will have no impact on the expenses or yield of the Funds. There can be no assurances that the Adviser will have income from which to make donations.

         The preceding information is only a summary of the V.O.I.C.E.sm Program and is qualified in its entirety by the more complete information available from the Adviser.

         Information about the V.O.I.C.E.sm Program, including applications to participate in the Program, may be obtained from the Adviser by calling 1-800-408-4682.

TAXES

         It is intended that each Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Such qualification relieves each Fund of liability for federal income tax to the extent its earnings are distributed in accordance with the Code.

         A shareholder receiving a distribution of ordinary income and/or an excess of net short-term capital gain over net long-term capital loss ordinarily would treat it as a receipt of ordinary income in the computation of the shareholder's gross income, whether such distribution is received in cash or reinvested in additional shares. Any distribution of the excess of net long-term capital gain over net short-term capital loss ordinarily is taxable to shareholders as long-term capital gain regardless of how long the shareholder has held shares. Dividends and distributions also may be subject to state and local taxes.

         Shareholders will receive statements as to the tax status of dividends and distributions annually, as well as periodic account summaries that will include information as to any dividends and distributions from securities gains paid during the year. Shareholders should consult their own tax advisers with questions regarding federal, state or local taxes.

Backup Withholding

         The Trust may be required to withhold federal income tax at a rate of 31% from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if a shareholder fails to furnish the Trust with the shareholder's correct taxpayer identification number, the Internal Revenue Service (the "IRS") notifies the Trust that the shareholder has failed to report certain income to the IRS, or the shareholder fails to certify that he or she is not subject to backup withholding when required to do so. Backup withholding is not an additional tax and the shareholder may credit any amounts withheld against the shareholder's federal income tax liability.

PERFORMANCE INFORMATION

         From time to time the Trust may publish performance information relative to the Funds, and may include such information in advertisements, sales literature or shareholder reports. Each Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

         The Funds may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

         The Select Money Market Fund may quote its current yields and effective yields. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by investments during the week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to indices of market performance including the Standard & Poor's (S&P) 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley REIT Index or the Lehman Brothers Aggregate Bond Index.

         The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in a non-money market Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

GENERAL INFORMATION

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share owned and fractional votes for fractional shares owned. All shares of the Funds have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.

         Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

         Shareholder inquiries may be made by writing to The Unified Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110, or by calling 1-800-408-4682.

THE UNIFIED FUNDS

The Unified Select 30 Index Fund
The Unified Select 500 Index Fund
The Unified 2000 Index Fund
The Unified International Equity Index Fund
The Unified REIT Index Fund
The Unified Bond Index Fund
The Unified Select Internet Fund
The Unified Select Money Market Fund

PROSPECTUS
March 1, 1999

TRANSFER AGENT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204

CUSTODIAN
FIRSTAR Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45201

INVESTMENT ADVISER
Unified Investment Advisers, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204

AUDITORS
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio  44145

LEGAL COUNSEL
Brown, Cummins & Brown Co., L.P.A.
3500 Carew Tower, 441 Vine Street
Cincinnati, Ohio  45202

                                THE UNIFIED FUNDS

                            THE UNIFIED SELECT SERIES
                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1999



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The Unified Select Series dated March 1, 1999, as may be revised from time to time. To obtain a copy of the Funds' Prospectus, please write to The Unified Funds at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or call 1-800-408-4682.




                                TABLE OF CONTENTS


                                                                           Page


Description of the Trust..................................................   2
Types of Investments and Investment Techniques............................   2
Investment Limitations....................................................   8
Management of the Trust...................................................  10
Investment Advisory Arrangements..........................................  11
Brokerage Transactions....................................................  12
Purchase and Redemption...................................................  12
Determination of Net Asset Value..........................................  13
Tax Status................................................................  13
Performance Information...................................................  14
Custodian, Transfer Agent, Fund Accounting Agent,
  and Independent Accountants.............................................  16

DESCRIPTION OF THE TRUST

         The Unified Funds (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 19, 1997 (the "Trust Agreement"). The Trust is the successor entity to The Vintage Funds. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. There are twelve series currently authorized by the Trustees, eight of which comprise the Unified Select Series: Select 30 Index Fund, Select 500 Index Fund, Select 2000 Index Fund, Select International Equity Index Fund, Select REIT Index Fund, Select Bond Index Fund, Select Internet Fund, and Select Money Market Fund (the "Funds").

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The Shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         For other information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Net Asset Value" in the Funds' Prospectus.


TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES

Convertible Securities

         The Select 500 Index Fund and the Select 2000 Index Fund may invest up to 5% of their assets in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Funds may also elect to hold or trade convertible shares. In selecting convertible securities, a Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

         The Select 500 Index Fund and the Select 2000 Index Fund may invest up to 5% of their assets in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.

Corporate Debt Obligations

         The Select Bond Index Fund and the Select Money Market Fund may invest in corporate debt obligations, including corporate bonds, notes, medium term notes, and debentures, which may have floating or fixed rates of interest.

         Ratings. The Fund will not invest in corporate debt obligations having a rating of less than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service ("Fitch"), Duff & Phelps, Inc. ("Duff") or Thompson Bankwatch ("Bankwatch"). (The Select Money Market Fund has higher rating requirements, as described in the Prospectus.) In certain cases the Adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to investment grade bonds. Downgraded securities will be evaluated on a case-by-case basis by the Adviser. The Adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold.

         Medium Term Notes and Deposit Notes. Medium term notes ("MTNs") and Deposit Notes are similar to Variable Rate Demand Notes as described in the Prospectus. MTNs and Deposit Notes trade like commercial paper, but may have maturities from 9 months to ten years.

         Section 4(2) Commercial Paper. Section 4(2) commercial paper is commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, this providing liquidity. The Trust believes that the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Funds' investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Trust intends to not subject such paper to the limitation applicable to restricted securities.

Variable and Floating Rate Securities.

         The interest rates payable on certain securities in which the Select Bond Index Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods. Interest on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Variable or floating rate obligations generally permit the holders of such obligations to demand payment of principal from the issuer or a third party at any time or at stated intervals. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for an obligation. The Fund will take demand features into consideration in determining the average portfolio duration of the Fund and the effective maturity of individual municipal securities. In addition, the absence of an unconditional demand feature exercisable within seven days will, and the failure of the issuer or a third party to honor its obligations under a demand feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of a Fund's 15% limitation on illiquid investments.

         The Fund may invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S.
Treasury securities.

         Some of these floating rate corporate debt obligations include floating rate corporate debt securities issued by savings and loans and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from nationally recognized statistical rating organizations. Collateralized thrift notes differ from traditional "pass through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities. Collateralized thrift notes pay a floating interest rate which is tied to a pre-determined index, such as the six-month Treasury bill rate. Floating rate corporate debt obligations also include securities issued to fund commercial real estate construction.

         Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

Asset-Backed Securities

         The  Select   Money   Market   Fund  may  invest  in   mortgage-related
asset-backed securities that are considered U.S. government securities. The other Funds may invest in these and, to varying extents as described in the Prospectus, in other asset-backed securities.

         Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

         Because the loans held in the asset pool often may be prepaid without penalty or premium, asset backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that a Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

         Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

         The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Foreign Securities

         The Select International Equity Index Fund may invest in foreign securities, including foreign securities not publicly traded in the United
States. As described in the Prospectus, investments in foreign securities involve special risks that differ from those associated with investments in domestic securities.

         Currency Risks. Foreign securities are denominated in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations. Although each Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

         The Select International Equity Index Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         The Select International Equity Index Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or denominated in a currency or currencies that the adviser believes will reflect a high degree of correlation with the currency with regard to price movements. The Fund generally will not enter into forward foreign currency exchange contracts with a term longer than one year.

         Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

         A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise their put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

         Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the Fund's investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. Foreign currency options that are considered to be illiquid are subject to each Fund's 15% limitation on illiquid securities.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Bank Instruments

         The Select Money Market Fund may invest in foreign bank instruments, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"),Yankee Certificates of Deposit ("Yankee Cds"), and Europaper. These instruments are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee Cds because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recording keeping and the public availability of information. These factors will be carefully considered by a Fund's adviser in selecting investments for the Fund.

U.S. Government Securities

         The Select Bond Fund may invest in obligations issued or guaranteed by the U.S. Treasury and U.S. governmental agency securities. The Select Money Market Fund may invest in U.S. government or governmental agency securities. Some U.S. government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation to purchase the obligations of its agencies, authorities and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government and its agencies, authorities or instrumentalities are deemed to include (i) securities for which the payment of principal and interest is based by a guaranty of the U.S. government or its agencies, authorities or instrumentalities, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Options

         Purchasing Put Options on Portfolio Securities. A Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

         Writing Covered Call Options on Portfolio Securities. A Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

         Purchasing and Writing Over-The-Counter Options. A Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange. Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

         Options on Securities Indices. Each Fund (except the Select Money Market Fund) may purchase and write (sell) call and put options on their respective securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

         When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the Custodian for the Fund.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in a Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate Fund securities to meet settlement obligations.

         Futures Contracts. The Select 500 Index Fund, Select 2000 Index Fund, and the Select International Equity Index Fund may invest up to 5% of their net assets in futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument or precious metal. Therefore, purchasing futures contracts tends to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument or precious metal, much as if it had purchased the underlying instrument or precious metal directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument or precious metal had been sold.

         Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument or precious metal unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         Loans of Portfolio Securities. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's total assets.

Portfolio Turnover

         The Funds will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve a Fund's investment objective, without regard to the length of time a particular security may have been held. The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences.


INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

         3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Concentration. No Fund will invest 25% or more of its total assets in a particular industry, except the Select Internet Fund, which will invest more than 25% of its total assets in the Internet industry, and the Select REIT Index Fund, which will invest more than 25% of its total assets in the real estate industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Restrictions" above).

         1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing. No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than 33% of its total assets are outstanding.

         3. Margin Purchases. No Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Options. No Fund will purchase or sell puts, calls, options or straddles except as described in the Funds' Prospectus and Statement of Additional Information.

         5. Illiquid Investments. No Fund will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

         6.  Loans  of  Portfolio  Securities.  Each  Fund  may  lend  portfolio
securities    up   to   5%   of    the    value    of    its    total    assets.



MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

         Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. The officers of the Trust listed below are affiliated persons of the Trust and the Adviser.


============================================= ==============================================================================
NAME, ADDRESS AND AGE                         POSITIONS WITH THE TRUST AND PRINCIPAL OCCUPATION
============================================= ==============================================================================
* Timothy L. Ashburn (48)                     Trustee (Chairman of the Board) and President of the Trust and of the Star
431 N. Pennsylvania St.                       Select Funds; Chairman of the Board and President, Unified Investment
Indianapolis, IN 46204                        Advisers, Inc. (December 1994 to present); Chairman of the Board, Unified
                                              Corporation,   Unified  Management Corporation   and   Unified   Fund
                                              Services,  Inc.  (December 1989 to present);  Trust Division  Manager and  Senior  Trust  Officer,  Vine Street Trust Company (July 1991 to
                                              April 1994).
============================================= ==============================================================================
David Bottoms (59)                            Trustee of the Trust; President and Chief Executive Officer, Fiduciary
30 Wall Street                                Management Corporation (August 1997 to present); President and Chief
New York, NY 10005                            Executive Officer, Assets Corporation (August 1997 to present); Vice
                                              President, CFA Asset (August 1997 to present); President, Laidlaw Holdings
                                              Asset Management (1992 through August 1997); Chief Executive Officer and
                                              Chief Investment Officer, Howe Rustling (a broker/dealer) (January 1996 to
                                              November 1996).
============================================= ==============================================================================
Daniel J. Condon (48)                         Trustee of the Trust and of the Star Select Funds; Vice President and
101 Carley Court                              Officer, International Crankshaft, Inc. (1990 to present); General Manager,
Georgetown, KY 40324                          Van Leer Container, Inc. (1998 to 1990).
============================================= ==============================================================================
Philip L. Conover (52)                        Trustee of the Trust and of the Star Select Funds; Private Investor and
8218 Cypress Hollow                           Financial Consultant; Adjunct Professor of Finance, University of South
Sarasota, FL  34238                           Florida (August 1994 to present); Managing Director and Chief Operating
                                              Officer,   Federal  Housing  Board (November  1990  to  April  1994);
                                              President and CEO,  Trustcorp Bank (February 1989 to November 1990).
============================================= ==============================================================================
John Hinkel (44)                              Trustee of the Trust; Partner, Fowler Measle & Bell (1986 to present).
300 W. Vine St.
Lexington, KY 40507
============================================= ==============================================================================
David E. LaBelle (49)                         Trustee of the Trust and of the Star Select Funds; Vice President of
5005 LBJ Freeway                              Compensation Benefits, Occidental Chemical Corporation (May 1993 to
Dallas, TX  76092                             present); Vice President Human Resources, Island Creek Coal Company (A
                                              subsidiary of Occidental Petroleum)(June 1990 to April 1993); Director
                                              of Human Resources, Occidental Chemical Corporation  (March  1989  to  May
                                              1990).
============================================= ==============================================================================
Thomas G. Napurano (57)                       Treasurer of the Trust and of the Star Select Funds; Chief Financial
431 N. Pennsylvania St.                       Officer, Unified Investment Advisers, Inc. (January 1995 to Present); Senior
Indianapolis, IN  46204                       Vice President and Chief Financial Officer of Unified Financial Services,
                                              Unified Management Corporation and Unified Fund Services, Inc.
============================================= ==============================================================================
Carol Highsmith (34)                          Secretary of the Trust and of the Star Select Funds; Secretary of Unified
431 N. Pennsylvania St.                       Financial Services, Inc. and Unified Investment Advisers, Inc. (October 1996
Indianapolis, IN 46204                        to present); employed by Unified Fund Services, Inc. (November 1994 to present).
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         No executive officer of the Trust receives  compensation from the Trust in excess of $60,000,  and no Trustee or executive officer of the Trust receives any  pension or  retirement  benefits  from the Trust.  The table sets forth the compensation received by each Trustee during the fiscal year ended September 30,
1998, all of which  consists of meeting fees.  During the period from October 1,
1997 through  February 2, 1998, the  compensation  was paid by The Vintage Funds
(the predecessor entity to the Trust).  During the remainder of the fiscal year, the Adviser paid the Trustees' compensation.


Name of Trustee                                       Total Compensation

Timothy L. Ashburn                                            $0
David Bottoms                                                 $7200
Daniel J. Condon                                              $10000
Philip L. Conover                                             $10000
John Hinkel                                                   $9600
David E. LaBelle                                              $10000




INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser

         The Trust's  investment adviser is Unified  Investment  Advisers,  Inc.
(the "Adviser").  Timothy L. Ashburn, Chairman of the Board and President of the
Trust, is the Chairman of the Board and Chief Executive  Officer of the Adviser.
Thomas G. Napurano,  Treasurer of the Trust, is the Executive Vice President and
Chief Financial  Officer of the Adviser.  Carol J.  Highsmith,  Secretary of the
Trust, is Secretary of the Adviser.

         Under the terms of the advisory agreement (the "Agreement"), the Adviser retains the right to use the name "Unified", in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Unified" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial  institutions that provide  shareholder  services and  administer  shareholder  accounts.  The
Glass-Steagall   Act   prohibits   banks  from   engaging  in  the  business  of
underwriting,  selling or  distributing  securities.  Although the scope of this prohibition  under the  Glass-Steagall  Act has not been clearly  defined by the courts or appropriate regulatory agencies, management of the Funds believes that the  Glass-Steagall Act should not preclude a bank from providing such services.
However, state securities laws on this issue may differ from the interpretations of federal law  expressed  herein and banks and  financial  institutions  may be required to register as dealers pursuant to state law. If a bank were prohibited from  continuing  to perform all or a part of such  services,  management of the
Funds  believes  that  there  would be no  material  impact  on the Funds or its shareholders.  Banks may charge their customers fees for offering these services to the extent permitted by applicable  regulatory  authorities,  and the overall return to those  shareholders  availing  themselves of the bank services will be lower  than to those  shareholders  who do not.  The Funds may from time to time purchase  securities  issued by banks which provide such services;  however,  in selecting  investments  for the  Funds,  no  preference  will be shown  for such securities.

BROKERAGE TRANSACTIONS

         When  selecting  brokers and dealers to handle the purchase and sale of portfolio instruments, a Fund's investment adviser looks for prompt execution of the order at a favorable  price.  In working  with  dealers,  the  adviser  will
generally  use  those  who  are   recognized   dealers  in  specific   portfolio
instruments,  except  when a better  price  and  execution  of the  order can be obtained  elsewhere.  The Adviser makes decisions on portfolio  transactions and selects brokers and dealers subject to review by the Board of Trustees.

         The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio evaluations and similar services.

         Research services provided by brokers may be used by the Adviser in advising the Funds and other clients. To the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.


PURCHASE AND REDEMPTION

Terms of Purchase

         The Trust reserves the right to reject any purchase order and to change the amount of the minimum initial and subsequent investments in the Funds upon notice.

Reopening an Account

         A shareholder may reopen a closed account with a minimum investment of $1,000 without filing a new account application, during the calendar year the account is closed or during the following calendar year, provided that the information on the existing account application remains correct.

Brokers

         The Trust has authorized one or more brokers to accept purchase and redemption orders on behalf of the Funds. Authorized brokers are permitted to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker's designee, accepts the order. Orders will be priced at the Fund's net asset value next computed after the order is accepted by an authorized broker or the authorized broker's designee.

Redemption in Kind

         The Trust has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the particular Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the particular Fund. In this event, the securities would be valued in the same manner as the particular Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

Suspension of Redemptions

         The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed, (b) when trading in the markets the particular Fund normally uses is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the particular Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the particular Fund's shareholders.


DETERMINATION OF NET ASSET VALUE

         The methods and days on which net asset value is calculated by each Fund are described in the Prospectus.

Valuation of Portfolio Securities

         Portfolio securities owned by a Fund and listed or traded on any national securities exchange are valued on the basis of the last sale on such exchange each day the exchange is open for business. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Bid price is used when no asked price is available. Options are valued at the last sales price on an exchange. Options for which there were no transactions are valued at the average of the most recently reported bid and asked prices. Money market instruments (certificates of deposit, commercial paper, etc.) are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued in good faith as determined by the Board of Trustees.
Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investment and from the sale of portfolio securities, are carried at book value, as are all liabilities.


TAX STATUS

Status of the Funds

         The Funds intend to pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:

 o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

 o   invest in securities within certain statutory limits; and

 o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

         Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. Depending on the composition of a Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. In general, dividend income of a Fund distributed to certain U.S. corporate shareholders will be eligible for the corporate dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by certain U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company.

         The foregoing tax consequences apply whether dividends are received in cash or as additional shares. No portion of any income dividend paid by any Fund is eligible for the dividends received deduction available to corporations.

Capital Gains

         Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

Foreign Taxes

         Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.


PERFORMANCE INFORMATION

         Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of a Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Total Return

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n = ERV

Where:            P =      a hypothetical $1,000 initial investment
                  T =      average annual total return
                  n =      number of years
                ERV =      ending  redeemable value at the end of
                           the  applicable  period of the  hypothetical
                           $1,000  investment  made at the beginning of
                           the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

Yield

         The yield of a Fund's shares (other than the Select Money Market Fund) is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the net asset value per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months.

         The "yield" of a money market Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized.
The amount of income generated by investments during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The yield of does not necessarily reflect income actually earned by the applicable shares because of certain adjustments  required by the Securities and
Exchange Commission and, therefore,  may not correlate to the dividends or other distributions  paid to shareholders.  To the extent that financial  institutions
and  broker/dealers   charge  fees  in  connection  with  services  provided  in conjunction  with an  investment  in the Fund,  performance  will be reduced for those shareholders paying those fees.

Performance Comparisons

         A  comparison  of  the  quoted  non-standard   performance  of  various
investments  is valid only if  performance  is  calculated  in the same  manner.
Because there are different methods of calculating performance, investors should consider the effect of the methods used to calculate  performance when comparing performance  of a particular  Fund with the  performance  quoted with respect to other investment companies or types of investments.

         From time to time, in advertising  and marketing  literature,  a Fund's performance  may be compared to the  performance of broad groups of mutual funds with similar  investment goals, as tracked by independent  organizations such as
Investment  Company  Data,  Inc.  ("ICD"),   Lipper  Analytical  Services,  Inc.
("Lipper"),  CDA Investment Technologies,  Inc. ("CDA"),  Morningstar,  Inc. and
other independent organizations.  When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate  volatility grouping,  where volatility  is a measure of a fund's  risk.  Rankings may be listed among one or more  of  the  asset-size  classes  as  determined  by the  independent  ranking organization.  Footnotes in advertisements  and other marketing  literature will include the organization issuing the ranking, time period, and asset size class, as applicable, for the ranking in question.

         In addition, a particular Fund's performance may be compared to unmanaged indices of securities that are comparable in their terms and intent to those in which the Fund invests such as the Dow Jones Industrial Average
("DJIA"),  Standard & Poor's 500 Stock Index ("S&P  500"),  the Lehman  Brothers
Aggregate  Bond  Index,  the  Russell  2000 Index,  the Morgan  Stanley  Capital
International  Europe,  Australia  and Far East Index,  the Morgan  Stanley REIT
Index, and the Consumer Price Index ("CPI"). The DJIA and S&P 500 are unmanaged indices widely regarded as representative of the equity market in general. The
CPI is a commonly used measured of inflation.

         Marketing and other literature for the Funds may include a description of the potential risks and rewards associated with an investment in a particular
Fund. The description may include a comparison of a particular Fund to broad categories of comparable funds in terms of potential risks and returns. The description may also compare a particular Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.
Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve loss of principal.

         The risks and rewards associated with an investment in bond or equity funds depend upon many factors. For fixed income funds these factors include, but are not limited to a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks and rewards associated with an investment in international bond or equity funds will also depend upon currency exchange rate fluctuation. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term fixed income funds. The same is true of domestic bond funds relative to international fixed income funds, and fixed income funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.


CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTING AGENT,
AND INDEPENDENT ACCOUNTANTS

         FIRSTAR  Bank,  N.A.,  425  Walnut  Street,   Cincinnati,   Ohio  45201
("Custodian")   serves  as  the  custodian  for  each  of  the  Funds.   General
correspondence  to the Custodian,  such as for IRA information,  etc., should be addressed to: FIRSTAR Bank, P.O. Box 1038 Location 6118, Cincinnati, Ohio 45201.
When Fund  purchases or deposits  require  delivery  directly to the  Custodian, those  correspondences  should be  addressed  to: The  Unified  Funds,  [name of specific Fund in which you are purchasing shares], P.O. Box 640689,  Cincinnati,
Ohio, 45264-0689.

         Unified  Fund  Services,  Inc.,  P.O. Box 6110,  Indianapolis,  Indiana
46206-6110, acts as the transfer agent, fund accounting agent and administrator for the Trust (the "Transfer Agent"). The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The Transfer Agent provides the Trust with certain monthly reports, record-keeping and other management-related services. For its services the Transfer Agent receives a monthly fee at an annual rate of 0.12% of the net assets of each Fund. The Transfer Agent and Unified Management Corporation are both wholly owned subsidiaries of Unified Financial Services, Inc.

         Neither the Custodian nor Unified Fund Services, Inc., has any part in determining the investment policies of the Trust or any of the Funds or which securities are to be purchased or sold by the Funds, and neither can provide protection to shareholders against possible depreciation of assets.

         McCurdy & Associates  CPA's Inc.,  27955  Clemens  Road,  Westlake,  OH
44145, independent accountants, have been selected as the Trust's auditors.